UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Date of Report: January 7, 2008

WHITEMARK HOMES, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	0-8301	25-1302097
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

677 North Washington Blvd., Sarasota, Florida	34236
(Address of principal executive offices)	(Zip code)
941-952-5885
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Previous Independent Accountants

(i) Effective October 31, 2007, Tedder, James, Worden & Associates, P.A. (“Tedder”) resigned as the independent registered public accounting firm for Whitemark Homes, Inc. (the “Registrant”).

(ii) Tedder’s audit reports on the Registrant’s financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through October 31, 2007, there were no disagreements between the Registrant and Tedder on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Tedder’s satisfaction, would have caused Tedder to make reference to the subject matter of the disagreement in their reports on the Registrants financial statements for such years.

(iv) During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through October 31, 2007, Tedder did not advise the Registrant of any of the matters identified in Item 304(a)(1)(v) of Regulation S-K.

(v) The Registrant has provided Tedder a copy of the disclosures in this Form 8-K and has requested that Tedder furnish a letter addressed to the U.S. Securities & Exchange Commission (the “SEC”) stating whether or not Tedder agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

(b) New Independent Accountants

On November 19, 2007, the Registrant engaged Moore & Associates, Chartered (“Moore”) as its independent registered public accounting firm to audit the Registrant’s financial statements. The Registrant’s Board of Directors approved engaging Moore as its independent registered public accounting firm effective as of November 19, 2007. The Registrant did not consult Moore on any matters described in Item 304(a)(1)(iv) or (v) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Moore.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 16.1	Letter, dated January 7, 2008 from Tedder, James, Worden & Associates. P.A. to the SEC	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2008	WHITEMARK HOMES, INC.

	By:	/s/ Douglas Kanter
	Name:	Douglas Kanter
	Title:	President